Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT

Farmland Foods, Inc., a 99%-owned subsidiary, was incorporated under the laws of the State of Kansas. Farmland Foods, Inc. has been included in the consolidated financial statements filed in this registration.

Farmland Insurance Agency, a wholly-owned subsidiary, was incorporated under the laws of the State of Missouri. Farmland Insurance Agency has been included in the consolidated financial statements filed in this registration.

Farmers Chemical Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Kansas. Farmers Chemical Company has been included in the consolidated financial statements filed in this registration.

Farmland Securities Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Delaware. Farmland Securities Company has been included in the consolidated financial statements filed in this registration.

Cooperative Service Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Nebraska. Cooperative Service Company has been included in the consolidated financial statements filed in this registration.

Double Circle Farm Supply Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Nevada. Double Circle Farm Supply Company has been included in the consolidated financial statements filed in this registration.

National Beef Packing Company, L.P., a 58%-owned subsidiary, was formed under the laws of the State of Delaware. National Beef Packing Company has been included in the consolidated financial statements filed in this registration.

NBPCo, L.L.C., a wholly-owned subsidiary, was formed under the laws of the State of Kansas. NBPCo has been included in the consolidated financial statements filed in this registration.

Farmland Financial Services Company, a wholly-owned subsidiary, was incorporated under the laws of the State of Kansas. Farmland Financial Services Company has been included in the consolidated financial statements filed in this registration.

Farmland Transportation, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Missouri. Farmland Transportation, Inc. has been included in the consolidated financial statements filed in this registration.

Environmental and Safety Services, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Missouri. Environmental and Safety Services, Inc. has been filed in the consolidated financial statements included in this registration.

Penterra, Inc., a 81%-owned subsidiary, was incorporated under the laws of the State of Kansas. Penterra, Inc. has been included in the consolidated financial statements filed in this registration.

Farmland Industries, Ltd., a wholly-owned subsidiary, was incorporated under the laws of the United States Virgin Islands. Farmland Industries, Ltd. has been included in the consolidated financial statements filed in this registration.

Heartland Data Services, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Kansas. Heartland Data Services, Inc. has been included in the consolidated financial statements filed in this registration.

Yuma Feeder Pig, Inc., a 72%-owned subsidiary, was incorporated under the laws of the state of Colorado. Yuma Feeder Pig, Inc. has been included in the consolidated financial statements filed in this registration.

Equity Country, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Delaware. Equity Country, Inc. has been included in the consolidated financial statements filed in this registration.

Equity Export Oil and Gas Company, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Oklahoma. Equity Export Oil and Gas Company, Inc. has been included in the consolidated financial statements filed in this registration.

Ceres Realty Corporation, a wholly-owned subsidiary, was incorporated under the laws of the State of Missouri. Ceres Realty Corporation has been included in the consolidated financial statements filed in this registration.

Heartland Wheat Growers, L.P., a 79%-owned subsidiary, was formed under the laws of the State of Kansas. Heartland Wheat Growers has been included in the consolidated financial statements filed in this registration.

Heartland Wheat Growers, Inc., a 79%-owned subsidiary, was incorporated under the laws of the State of Kansas. Heartland Wheat Growers has been included in the consolidated financial statements filed in this registration.

Farmland Industrias S.A. de C.V., a wholly-owned subsidiary, was formed under the laws of Mexico. Farmland Industrias has been included in the consolidated financial statements filed in this registration.

National Carriers, Inc., a 79%-owned subsidiary, was incorporated under the laws of the State of Kansas. National Carriers has been included in the consolidated financial statements filed in this registration.

Supreme Land, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Kansas. Supreme Land has been included in the consolidated financial statements filed in this registration.

Tradigrain, Inc., a wholly-owned subsidiary, was incorporated under the laws of the State of Tennessee. Tradigrain, Inc. has been included in the consolidated financial statements filed in this registration.

Tradigrain S.A., a wholly-owned subsidiary, was formed under the laws of Switzerland. Tradigrain S.A. of Switzerland has been included in the consolidated financial statements filed in this registration.

Tradigrain Shipping S.A., a wholly-owned subsidiary, was formed under the laws of Switzerland. Tradigrain Shipping S.A. has been included in the consolidated financial statements filed in this registration.

Tradigrain S.A., a wholly-owned subsidiary, was formed under the laws of France. Tradigrain S.A. of France has been included in the consolidated financial statements filed in this registration.

Tradigrain GmbH, a wholly-owned subsidiary, was formed under the laws of Germany. Tradigrain GmbH has been included in the consolidated financial statements filed in this registration.

Tradigrain LTD., a wholly-owned subsidiary, was formed under the laws of Great Britain. Tradigrain LTD. has been included in the consolidated financial statements filed in this registration.

Tradigrain S.A., a wholly-owned subsidiary, was formed under the laws of Argentina. Tradigrain S.A. of Argentina has been included in the consolidated financial statements filed in this registration.